Exhibit 10.16(a)

CONFIDENTIAL

[***]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TASK ORDER

MEDPACE Task Order Number: 13

MEDPACE Project Number: CHS02142

This Task Order, dated October 18, 2013, is between Medpace, Inc. (“MEDPACE”), and Coherus Biosciences, Inc. (“SPONSOR”).

RECITALS:

WHEREAS, MEDPACE and SPONSOR have entered into that certain Master Services Agreement dated January 23, 2012 (the “Master Services Agreement”); and

WHEREAS, pursuant to the Master Services Agreement, MEDPACE has agreed to perform certain Services in accordance with Task Orders from time to time entered into by the Parties and SPONSOR and MEDPACE now desire to enter into such a Task Order; and

WHEREAS, MEDPACE and SPONSOR desire to engage Medpace to perform initial certain services (“Services”) as set forth hereinafter in connection with a Phase 3, A Double Blind, Randomized, Parallel Group, Active Control Study to Compare the Efficacy and Safety of CHS 0214 DP Versus Enbrel® in Subjects With Rheumatoid Arthritis and Inadequate Response to Treatment With Methotrexate (METEOR) (“Project”) , which is incorporated herein by reference;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Parties hereby agree as follows:

1.	Scope of Work. MEDPACE shall perform the initial services set forth in Appendix A, any other documents attached to and specifically referenced in this Task Order and any other initial services agreed to by both Parties (“Initial Services”). The Initial Services must be conducted in compliance with the bid proposal provided by MEDPACE on September 3, 2013. The bid proposal is incorporated herein by reference and made a part of this Task Order.

2.	Compensation. For performance of these Services, SPONSOR shall pay to MEDPACE according to terms set forth in Appendix A and the bid proposal for other initial activities requested. The Parties agree that [***]. After staff is assigned, [***].

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3.	Term. In addition to the termination rights provided in Section 6 of the MSA, upon execution by the Parties of a Task Order to provide the remaining Services for the Study, this Task Order #14 shall be deemed terminated and superseded by such agreement.

4.	MSA. The provisions of the Master Services Agreement are hereby expressly incorporated by reference into and made a part of this Task Order.

IN WITNESS WHEREOF, the Parties have hereunto signed this Task Order effective as of the day and year first written above.

MEDPACE, INC.

Signature:	/s/ John Wynne

By:	John Wynne
(print name)

Title:	Executive Director
Business Development Support

Date:	Dec 6 2013

COHERUS BIOSCIENCES, INC.

Signature:	/s/ Dennis M. Lanfear

By:	Dennis M. Lanfear
(print name)

Title:	President & CEO

Date:	12/4/2013

List of Appendices:

Appendix A: Scope of Work

Appendix B: Timeline

Appendix B: Services, Budget

Appendix C: Payment Schedule

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APPENDIX A: SCOPE OF WORK

1.1	PARAMETERS

ITEM	DESCRIPTION
	[	***]	[***]
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[***]	[	***]
[***]	[	***]

1.2	PROJECT START-UP

[***]	[***]	[***]	ITEM	DESCRIPTION
[***]			[***]
	[***]		[***]	[***]
[***]			[***]	[***]

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[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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	[***]	[***]	[***]	[***]
[***]			[***]	[***]

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[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]	[***]	[***]
[***]	[***]	[***]
[***]		[***]	[***]

1.3	CLINICAL OPERATIONS

[***]	[***]	[***]	ITEM	DESCRIPTION
	[***]	[***]	[***]	[***]
	[***]		[***]	[***]
	[***]		[***]	[***]
[***]			[***]
[***]			[***]
[***]			[***]
	[***]	[***]	[***]	[***]

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[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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1.4	CLINICAL MONITORING

[***]	[***]	[***]	ITEM	DESCRIPTION
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]

1.5	CLINICAL SAFETY

[***]	[***]	[***]	ITEM	DESCRIPTION
	[***]		[***]	[***]
	[***]		[***]	[***]

1.6	[***] SYSTEM

[***]	[***]	[***]	ITEM	DESCRIPTION

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[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]	[***]	[***]
[***]	[***]	[***]
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1.7	DATA MANAGEMENT

[***]	[***]	[***]	ITEM	DESCRIPTION
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	[***]		[***]	[***]
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1.8	STATISTICAL ANALYSIS

[***]	[***]	[***]	ITEM	DESCRIPTION

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[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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1.9	DATA SAFETY MONITORING BOARD

[***]	[***]	[***]	ITEM	DESCRIPTION
	[***]		[***]
[***]			[***]

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[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

THERAPEUTICALLY SPECIALIZED CLINICAL DRUG DEVELOPMENT

APPENDIX B: TIMELINE

TASK	DATE
[***]	[***]
[***]	[***]
[***]	[***]

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[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

THERAPEUTICALLY SPECIALIZED CLINICAL DRUG DEVELOPMENT

APPENDIX C: SERVICES AND BUDGET

SERVICES & BUDGET:

Service Category	Direct Fees (USD)
[***]	[***]
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[***]	[***]
[***]	[***]

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[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

THERAPEUTICALLY SPECIALIZED CLINICAL DRUG DEVELOPMENT

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Total Direct Fees	[***]

Pass-Through/Pre-Funded Services	PT/PF Fees (USD)
[***]	[***]
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[***]	[***]

Total Pass-Through/Pre-Funded Services	[***]

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[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

THERAPEUTICALLY SPECIALIZED CLINICAL DRUG DEVELOPMENT

APPENDIX D: PAYMENT SCHEDULE

PAYMENT SCHEDULE:

Payment Schedule

Project:	CHS-0214-02	Total Direct Fees:	[***]
Sponsor:	Coherus Biosciences

Payment #	Payment Description/Type	Invoice Date	Amount to Pay	Percentage
[***]	[***]	[***]	[***]	[***]
		Total Payments:	[***]	100.00%

[***] of this Task Order [***] of the total Pre-funded Expenses are due. [***]. SPONSOR shall pay such invoice within [***] of receipt. [***] received from SPONSOR, [***].

Additionally, [***] of the total estimated Pass-through Costs are due [***]. Pass-through Costs will be billed to SPONSOR [***].

Pass-through Costs and Pre-funded Expenses

Any sums quoted with respect to Pass-through Costs and Pre-funded Expenses [***]. While MEDPACE will [***]. Payments made to third parties are [***].

Pass-through Costs may include, but are not limited to, [***]

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[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

THERAPEUTICALLY SPECIALIZED CLINICAL DRUG DEVELOPMENT

[***]. Costs associated with, [***] are as detailed in the table below.

Item	Cost*	Description
[***]	[***]	[***]
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*	Currency is [***]. Costs are subject to change based on [***].

MEDPACE will pass-through [***]. This will include [***].

Item	Cost	Description
[***]	[***]	[***]
[***]	[***]

*	Currency is [***]

Pre-funded Expenses

Pre-funded Expenses may include, but are not limited to, [***].

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[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

THERAPEUTICALLY SPECIALIZED CLINICAL DRUG DEVELOPMENT

Investigator fees are [***]. The investigator fee amount [***]. The laboratory fee amount [***].

Additional Costs

[***]

All Direct Fees are [***]. All such changes [***]. After staff are assigned, [***].

Inflation

[***]

Currency and Exchange Rate

The currency of this Task Order is United States Dollars

MEDPACE will invoice SPONSOR for Investigator payments [***]. The Direct Fees detailed in this Task Order were calculated using the [***]. [***]. [***].

COUNTRY	CURRENCY	1 USD (as of DD-MMM-2013) =
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[***]	[***]	[***]

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[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

THERAPEUTICALLY SPECIALIZED CLINICAL DRUG DEVELOPMENT

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
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Applicable Taxes

All Direct Fees, Pass-through Costs, and Pre-funded Expenses are quoted excluding any [***], which include but are not limited to [***], which may be payable to MEDPACE by SPONSOR.

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[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.